                                                                   EXHIBIT 10.17

                                    GUARANTY

     THIS GUARANTY ("GUARANTY") is executed as of August 18, 2006 by Triple Net Properties, LLC, a Virginia limited liability company (singularly and collectively referred to as "GUARANTOR"), for the benefit of LASALLE BANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns ("LENDER").

     A. NNN Southpointe, LLC, a Delaware limited liability company ("BORROWER"), are indebted to Lender with respect to a loan (the "LOAN") pursuant to that certain Promissory Note dated of even date herewith, payable to the order of Lender in the original principal amount of $9,146,000.00 (together with all renewals, modifications, increases and extensions thereof, the "NOTE"), which is secured by the liens and security interests of a Mortgage, Security Agreement and Fixture Filing, of even date herewith (the "SECURITY INSTRMENT"), and further evidenced, secured or governed by the other Loan Documents (as defined in the Note). Capitalized terms used in this Guaranty and not otherwise defined shall have the meanings assigned in the Security Instrument.

     B. Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guarantees payment and performance to Lender of the Guaranteed Obligations (as herein defined).

     C. Guarantor will directly benefit from Lender's making the Loan to Borrower.

     D. Subsequent to the closing of the Loan, subject to the terms of PARAGRAPH 15 of the Security Instrument, Borrower may transfer undivided tenant in common interests in the Property (provided, however, there may be no more than thirty-five (35) tenants in common in the aggregate), including Borrower, with the consent of Lender, as more specifically set forth in one or more Loan Assumption, Ratification and Consent Agreement(s) by and between Borrower, Guarantor, the tenant(s) in common and Lender executed concurrently herewith or subsequently hereafter.

     NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower thereunder, and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                                    ARTICLE 1
                          NATURE AND SCOPE OF GUARANTY

     1.1 GUARANTY OF OBLIGATIONS. Guarantor hereby irrevocably and unconditionally guarantees to Lender (and its successors and assigns), jointly and severally, the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable, jointly and severally, for the Guaranteed Obligations as a primary obligor, and that each Guarantor shall fully perform, jointly and severally, each and every term and provision hereof.

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     1.2 DEFINITION OF GUARANTEED OBLIGATIONS. As used herein, the term
"GUARANTEED OBLIGATIONS" shall mean the unpaid balance of the Loan (as defined in the Note) in the event of (a) any fraud, willful misconduct or material intentional misrepresentation by Borrower or any Guarantor in connection with the Loan, (b) Borrower's failure to make the first scheduled monthly payment due under the Note, (c) a breach of the terms of Paragraphs 15 or 16 of the Security Instrument or (d) the voluntary filing by Borrower, or the filing against Borrower by any Guarantor or any affiliate of any Guarantor, or an involuntary bankruptcy filing against Borrower in which Borrower or Guarantor acts in collusion with the filing party with respect to the filing, of any proceeding for relief under any federal or state bankruptcy, insolvency or receivership laws or any assignment for the benefit of creditors made by Borrower. In addition, the Guaranteed Obligations shall also include and Guarantor shall also be liable for, and shall indemnify, defend and hold Lender harmless from and against, any and all loss, liability, damage, cost, expense, claim or other obligation (including without limitation reasonable attorney's fees and costs of defense) incurred or suffered by Lender and arising out of or in connection with the matters listed in subparagraphs (i) through (vi) immediately below:

               (i) any waste of the Property caused by act(s) or omission(s) of Borrower, its agents, affiliates, officers and employees; or the removal or disposal of any portion of the Property after an Event of Default under the Loan Documents to the extent such Property is not replaced by Borrower with like property of equivalent value, function and design;

               (ii) the misapplication, misappropriation or conversion of: (A) any rents, security deposits, proceeds or other funds; (B) any insurance proceeds paid by reason of any loss, damage or destruction to the Property and not used by Borrower for restoration or repair of the Property when and as permitted by the Loan Documents; and/or (C) any awards or amounts received in connection with the condemnation of all or any portion of the Property and not used by Borrower for restoration or repair of the Property when and as permitted by the Loan Documents;

               (iii) Borrower's failure to deliver any security deposits collected with respect to the Property to Lender or any other party entitled to receive such security deposits under the Loan Documents following an Event of Default; and any rents (including advanced or prepaid rents), issues, profits, accounts or other amounts generated by or related to the Property attributable to, or accruing after an Event of Default, which amounts were collected by Borrower or any other party on its behalf or for its benefit and not turned over to the Lender or used to pay unaffiliated third parties for reasonable and customary operating expenses and capital expenditures for the Property, taxes and insurance premiums with respect to the Property or any other amounts permitted or required to be paid under the Loan Documents with respect to the Property;

               (iv) the breach of the obligations set forth in that certain Hazardous Substances Indemnification Agreement from Borrower and Guarantor to Lender of even date herewith, as hereinafter amended, if at all; and


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               (v) the filing by Borrower, its members, managers, managing members or vice presidents of any action to partition any portion of the Property and any action to compel any sale thereof.

     1.3 NATURE OF GUARANTY. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance, is joint and several and is not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of Guarantor to Lender with respect to Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment or negotiation of all or part of the Note.

     1.4 GUARANTEED OBLIGATIONS NOT REDUCED BY OFFSET. The Guaranteed Obligations and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

     1.5 PAYMENT BY GUARANTOR. If all or any part of the Guaranteed Obligations shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Obligations, and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

     1.6 NO DUTY TO PURSUE OTHERS. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to (a) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other person, (b) enforce or exhaust any of Lender's rights or remedies against any collateral which shall ever have been given to secure the Loan, (c) enforce Lender's rights or remedies available to Lender against any other guarantors of the Guaranteed Obligations, (d) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, or (e) resort to any other means of obtaining payment of the Guaranteed Obligations. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

     1.7 WAIVERS. Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (a) any loans or advances made by Lender to Borrower,
(b) acceptance of this


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Guaranty, (c) any amendment or extension of the Note or of any other Loan
Documents, (d) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with the Property, (e) the occurrence of any breach by Borrower or default, (f) Lender's transfer or disposition of the Guaranteed Obligations, or any part thereof, (g) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations to the extent permitted by law, (h) protest, proof of non-payment or default by Borrower, or
(i) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and the obligations hereby guaranteed.

     1.8 PAYMENT OF EXPENSES. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and reasonable attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this paragraph shall survive the payment and performance of the Guaranteed Obligations.

     1.9 EFFECT OF BANKRUPTCY. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

     1.10 DEFERMENT OF RIGHTS OF SUBROGATION, REIMBURSEMENT AND CONTRIBUTION.

          (a) Notwithstanding any payment or payments made by any Guarantor hereunder, no Guarantor will assert or exercise any right of Lender or of such Guarantor against Borrower to recover the amount of any payment made by such Guarantor to Lender by way of subrogation, reimbursement, contribution, indemnity, or otherwise arising by contract or operation of law, and such Guarantor shall not have any right of recourse to or any claim against assets or property of Borrower, whether or not the obligations of Borrower have been satisfied, all of such rights being herein expressly waived by such Guarantor. Each Guarantor agrees not to seek contribution or indemnity or other recourse from any other guarantor so long as the Loan is outstanding. If any amount shall nevertheless be paid to a Guarantor by Borrower or another Guarantor prior to payment in full of the Obligations (hereinafter defined), such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of Borrower by virtue of any payment, court order or any applicable law.


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          (b) Notwithstanding the provisions of SUBPARAGRAPH 1.10(A), each
     Guarantor shall have and be entitled to (i) all rights of subrogation otherwise provided by applicable law in respect of any payment it may make or be obligated to make under this Guaranty and (ii) all claims it would have against Borrower in the absence of SUBPARAGRAPH 1.10(A) and to assert and enforce same, in each case on and after, but at no time prior to, the date (the "SUBROGATION TRIGGER DATE") which is ninety-one (91) days after the date on which all sums owed to Lender under the Loan Documents (the "OBLIGATIONS") have been paid in full, if and only if (x) no Event of Default of the type described in PARAGRAPH 20(F) of the Security Instrument with respect to any other Guarantor has existed at any time on and after the date of this Guaranty to and including the Subrogation Trigger Date and
     (y) the existence of each Guarantor's rights under this SUBPARAGRAPH 1.10(B) would not make such Guarantor a creditor (as defined in the Code, as such term is hereinafter defined) of Borrower or any other Guarantor in any insolvency, bankruptcy, reorganization or similar proceeding commenced on or prior to the Subrogation Trigger Date.

     1.11 BANKRUPTCY CODE WAIVER. It is the intention of the parties that Guarantor shall not be deemed to be a "creditor" or "creditors" (as defined in Section 101 of the Bankruptcy Code) of Borrower, or any such guarantor, by reason of the existence of this Guaranty, in the event that Borrower or any such guarantor, becomes a debtor in any proceeding under the Bankruptcy Code, and in connection herewith, Guarantor hereby waives any such right as a "creditor" under the Bankruptcy Code. This waiver is given to induce Lender to make the Loan evidenced by the Note to Borrower. After the Loan is paid in full and there shall be no obligations or liabilities under this Guaranty outstanding, this waiver shall be deemed to be terminated.

     1.12 "BORROWER." The term "BORROWER" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

                                    ARTICLE 2
                      EVENTS AND CIRCUMSTANCES NOT REDUCING
                     OR DISCHARGING GUARANTOR'S OBLIGATIONS

     Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

     2.1 MODIFICATIONS. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, Note, Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Obligations or any failure of Lender to notify Guarantor of any such action.


                                        5

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     2.2 ADJUSTMENT. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or any Guarantor.

     2.3 CONDITION OF BORROWER OR GUARANTOR. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

     2.4 INVALIDITY OF GUARANTEED OBLIGATIONS. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that (a) the Guaranteed Obligations, or any part thereof, exceeds the amount permitted by law, (b) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (c) the officers or representatives executing the Note or the other Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (d) the Guaranteed Obligations violate applicable usury laws, (e) Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, (f) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (g) the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

     2.5 RELEASE OF OBLIGORS. Any full or partial release of the liability of Borrower on the Guaranteed Obligations, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other parties to pay or perform the Guaranteed Obligations.

     2.6 OTHER COLLATERAL. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

     2.7 RELEASE OF COLLATERAL. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.


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     2.8 CARE AND DILIGENCE. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (a) to take or prosecute any action for the collection of any of the Guaranteed Obligations, or (b) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (c) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

     2.9 UNENFORCEABILITY. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations.

     2.10 OFFSET. Any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise.

     2.11 MERGER. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

     2.12 PREFERENCE. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

     2.13 OTHER ACTIONS TAKEN OR OMITTED. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, which obligation shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Obligations.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender as follows:

     3.1 BENEFIT. Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.


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     3.2 FAMILIARITY AND RELIANCE. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

     3.3 NO REPRESENTATION BY LENDER. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

     3.4 GUARANTOR'S FINANCIAL CONDITION. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities. There have been no (a) assignment made for the benefit of Guarantor's creditors, (b) appointment of a receiver for Guarantor or for Guarantor's properties, or (c) bankruptcy, reorganization, or liquidation proceeding instituted by or against Guarantor.

     3.5 LEGALITY. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     3.6 SURVIVAL. All representations and warranties made by Guarantor herein shall survive the execution hereof.

     3.7 REVIEW OF DOCUMENTS. Guarantor has had the opportunity to examine the Note and all of the Loan Documents.

     3.8 LITIGATION. Except as otherwise disclosed to Lender, there are no proceedings pending or, so far as Guarantor knows, threatened before any court, governmental or administrative agency which, if decided adversely to Guarantor, would materially adversely affect the financial condition of Guarantor or the authority of Guarantor to enter into, or the validity or enforceability of this Guaranty. In addition, except as otherwise disclosed to Lender, (a) there are no outstanding judgment(s) against or relating to Guarantor, (b) Guarantor has not
(i) had any property foreclosed upon, (ii) given a deed in lieu of foreclosure, or (iii) been involved in any criminal proceedings where Guarantor was the defendant and (c) Guarantor has not defaulted on any loan or other indebtedness.


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

     3.9 TAX RETURNS. Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

     3.10 OFAC. Guarantor is not and will not become a person (individually, a "PROHIBITED PERSON" and collectively "PROHIBITED PERSONS") listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, U.S. Department of the Treasury (the "OFAC LIST") or otherwise subject to any other prohibitions or restriction imposed by laws, rules, regulations or executive orders, including Executive Order No. 13224, administered by OFAC (collectively the "OFAC RULES"). Guarantor represents and covenants that it also (a) is not and will not become owned or controlled by a Prohibited Person, (b) is not acting and will not act for or on behalf of a Prohibited Person, (c) is not otherwise associated with and will not become associated with a Prohibited Person, (d) is not providing and will not provide any material, financial or technological support for or financial or other service to or in support of acts of terrorism or a Prohibited Person. Guarantor shall immediately notify Lender if Guarantor or any member, partner or beneficial owner of Guarantor becomes a Prohibited Person or (i) is indicted on or (ii) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Guarantor will not enter into any transaction or undertake any activities related to the Loan in violation of the federal Bank Secrecy Act, as amended ("BSA"), 31 U.S.C. Section 5311, et seq. or any federal or state laws, rules, regulations or executive orders, including, but not limited to, 18 U.S.C. Sections 1956, 1957 and 1960, prohibiting money laundering and terrorist financing (collectively "ANTI-MONEY LAUNDERING LAWS"). Guarantor shall (A) not use or permit the use of any proceeds of the Loan in any way that will violate either the OFAC Rules or Anti-Money Laundering Laws, (B) comply and cause all of its subsidiaries to comply with applicable OFAC Rules and Anti-Money Laundering Laws, (C) provide information as Lender may require from time to time to permit Lender to satisfy its obligations under the OFAC Rules and/or the Anti-Money Laundering Laws and (D) not engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the foregoing. Guarantor shall immediately notify Lender upon learning (but in no event later than ten (10) days after obtaining such knowledge) that any Tenant becomes a Prohibited Person or (1) is convicted of, (2) pleads nolo contendere to, (3) is indicted on, or
(4) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

     3.11 NET WORTH MAINTENANCE REQUIREMENTS. Guarantor hereby represents that it has a net worth of at least $10,000,000.00 as of the date hereof. Guarantor covenants and agrees that until such time as the Note is paid in full and all obligations of Borrower and Guarantor under the Loan Documents are satisfied (a) that Guarantor's net worth shall not fall below $10,000,000.00 for any sixty
(60) consecutive day period, and (b) at no time Guarantor's net worth fall below $5,000,000.00. A breach of this provision or any of the other terms and conditions set forth in this Guaranty shall be an "EVENT OF DEFAULT" under the Loan Documents

     3.12 FOREIGN STATUS. Guarantor is not or will not be, held, directly or indirectly, to be a "foreign corporation," "foreign partnership," "foreign trust," "foreign estate," "foreign person," "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Investment and Trade in Services Survey Act, the Agricultural


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Foreign Investment Disclosure Act of 1978, the regulations promulgated pursuant to such acts or any amendments to such acts.

                                    ARTICLE 4
                      SUBORDINATION OF CERTAIN INDEBTEDNESS

     4.1 SUBORDINATION OF ALL GUARANTOR CLAIMS. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. The Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Obligations to the extent the provisions of Paragraph 1.4 hereof are unenforceable. Upon the occurrence of an Event of Default or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     4.2 CLAIMS IN BANKRUPTCY. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon the Guarantor Claims, then upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

     4.3 PAYMENTS HELD IN TRUST. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

     4.4 LIENS SUBORDINATE. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment


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liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (a) exercise or enforce any creditor's right it may have against Borrower, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

                                    ARTICLE 5
                                  MISCELLANEOUS

     5.1 WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

     5.2 NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing and shall be deemed to be received by the addressee on the first business day after such notice is tendered to a nationally recognized overnight delivery service or on the third day following the day such notice is deposited with the United States Postal Service first class certified mail, return receipt requested, in either instance, addressed to the address, as set forth below, of the party to whom such notice is to be given, or to such other address as either party shall in like manner designate in writing. The addresses of the parties hereto are as follows:


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          GUARANTOR:

          Triple Net Properties, LLC
          1551 N. Tustin Avenue, Suite 200
          Santa Ana, California 92705
          Attn: Anthony W. Thompson/Theresa A. Hutton

          LENDER:

          LaSalle Bank National Association
          135 S. LaSalle Street
          Suite 3410
          Chicago, Illinois 60603
          Attn: Real Estate Capital Markets
          Re: Southpointe Office Park, Epler Parke Office,
              1030 Professional Building

     5.3 GOVERNING LAW; JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE CITY OF CHICAGO AND STATE OF ILLINOIS IN CONNECTION WITH ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY.

     5.4 INVALID PROVISIONS. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

     5.5 AMENDMENTS. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

     5.6 PARTIES BOUND; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, legal representatives, heirs, executors, and administrators; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

     5.7 HEADINGS. The article, paragraph and subparagraph headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.


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     5.8 RECITALS. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

     5.9 COUNTERPARTS. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

     5.10 FINANCIAL STATEMENTS: Guarantor shall furnish or cause to be furnished to Lender the following:

          (a) within sixty (60) days after the close of each fiscal year of Guarantor, a balance sheet of Guarantor dated as of the close of such fiscal year;

          (b) within ten (10) days after its delivery to the Internal Revenue Service, copies of any and all tax returns, requests for extension and other similar items; and

          (c) from time to time, such additional financial statements and financial information as Lender shall reasonably require.

All balance sheets shall include, among other things, disclosure of all contingent liabilities and changes in financial condition, together with such supporting schedules and documentation as Lender shall require. All balance sheets shall be certified by Guarantor. If audited financial statements are required by Lender, Guarantor shall provide such audited financial statements to Lender within the earlier to occur (i) 120 days after the end of Guarantor's fiscal year or (ii) 20 days after Guarantor delivers its tax returns to the Internal Revenue Service.

     5.11 RIGHTS AND REMEDIES. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

     5.12 ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL,


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RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR
AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THIS GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

     5.13 WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE SECURITY INSTRUMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY, INTENTIONALLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR. GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTION WHICH IN ANY WAY MODIFIES OR NULLIFIES ITS EFFECT. GUARANTOR ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THE LOAN, THAT LENDER HAS RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT LENDER WILL CONTINUE TO RELY ON THIS WAIVER IN ITS FUTURE DEALINGS. GUARANTOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND ANY OTHER LOAN DOCUMENTS THAT GUARANTOR HAS ENTERED INTO AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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     EXECUTED as of the day and year first above written.

                                        GUARANTOR:

                                        Triple Net Properties, LLC,
                                        a Virginia limited liability company


                                        By: /s/ Louis Rogers
                                            ------------------------------------
                                        Name: Louis Rogers
                                        Its: President